SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2005

                               __________________

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________

      MARSHALL ISLANDS                  000-14135                52-2098714
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           ONE STATION PLACE, STAMFORD,                          06902
                   CONNECTICUT                                 (Zip Code)
      (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 20, 2005, OMI Corporation (the "Company") issued a press release announcing its financial results for the first quarter of 2005. The press release is furnished herewith as Exhibit 99.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits


99 Press release, dated April 20, 2005 containing the financial results for the first quarter ended March 31, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 20, 2005                         By: /s/ Craig H. Stevenson, Jr.
                                                 -------------------------------
                                                 Craig H. Stevenson, Jr.
                                                 Chairman of the Board and Chief
                                                 Executive Officer



Date: April 20, 2005                         By: /s/ Kathleen C. Haines
                                                 -------------------------------
                                                 Kathleen C. Haines
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
-----------    -----------

    99 OMI Corporation press release dated April 20, 2005, the Company's financial results for the first quarter ended March 31, 2005.